UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 10, 2005

                           NETWORK INSTALLATION CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-25499              88-0390360
  ----------------------------     ------------------------     ---------------
     (State or other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



          15235 Alton Parkway, Suite 200, Irvine,  CA           92618
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           (Address of principal executive offices)           (Zip Code)


                                 (949) 753-7551
                             ----------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Departure  of  Directors  or  Principal  Officers

On May 11, 2005, our Board of Directors accepted the resignation of Michael Cummings as a director. Mr. Cummings was a founder of Network of Installation Corp., served as our Chief Executive Officer from May 2003 until March 2005, and was a director since May 2003.

Item  9.01  Financial  Statements  and  Exhibits

(c)  Exhibits:

99.1  Resignation  of  Michael  Cummings.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NETWORK  INSTALLATION  CORP.
                                  Registrant

Date:  May  11,  2005     By:     /s/  Jeffrey  Hultman
                                  Jeffrey  Hultman
                                  Chief  Executive  Officer